SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                     FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of earliest event reported):  September 3, 1997


                          GREEN MOUNTAIN POWER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          	   VERMONT                                 03-0127430
(State or Other Jurisdiction of	                  (I.R.S. Employer
  Incorporation)                                    Identification Number)

                                     1-8291
                             Commission File Number

 25 Green Mountain Drive,
 South Burlington, Vermont                               05403
(Address of Principal Executive Offices)               (Zip Code)

                                 (802) 864-5731
                         (Registrant's telephone number,
                               including area code)

Item 5.  Other Events

On September 3, 1997, the Board of Directors of Green Mountain Power Corporation (the "Company") announced a reduction in the quarterly dividend on the Company's common stock from $0.53 per share to $0.275 per share. The dividend is payable September 30, 1997 to holders of record at the close of business on September 17, 1997. The new indicated annual dividend rate is $1.10 per share compared to the previous rate of $2.12 per share. The Company's press release, dated September 3, 1997, announcing the dividend reduction is attached hereto as Exhibit 99(a) and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

(a) and (b)  --   Inapplicable.

(c)  Exhibits
     99(a)         Press Release dated September 3, 1997


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               GREEN MOUNTAIN POWER CORPORATION
                                         Registrant


                                   By /s/ C.L. Dutton
                               C.L. Dutton, President, Chief Financial
                               Officer and Treasurer


                                   By /s/ R.J. Griffin
                                R.J. Griffin, Controller

DATED:  September 9, 1997


                               EXHIBIT INDEX

EXHIBIT NO.                                          PAGE

99(a)	Press Release dated September 3, 1997